Exhibit 10.1(b)

Confidential Treatment

Supplemental Agreement No. 68

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of November 5, 2010, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

WHEREAS, Boeing and Buyer have agreed to recontract the Contract Delivery Months of eleven (11) Block T-W-2b Firm Aircraft as follows (Recontracted 2011 Firm Aircraft):

MSN	Previous Contract Delivery Month	New Contract Delivery Month
36671	April-2011	Mar - 2011
36672	May-2011	April - 2011
36673	June-2011	May - 2011
36674	July-2011	June - 2011
36675	August-2011	July - 2011
36962	August-2011	July - 2011
36963	August-2011	July - 2011
36676	September-2011	August - 2011
36965	September-2011	August - 2011
36677	October-2011	September - 2011
36966	October-2011	September - 2011

and;

***Pursuant to 17 CFR240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filled with the Commission.

P.A. No. 1810	SA-68-1
K/SWA

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference;

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto to reflect the new Contract Delivery Months for the Recontracted 2011 Firm Aircraft as a Block T-W-2b Firm Aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		SOUTHWEST AIRLINES CO.

By:	Isabelle Session	By:	Laura Wright
Its:	Attorney-In-Fact	Its:	Senior Vice President & CFO

P.A. No. 1810	SA-68-2
K/SWA

TABLE OF CONTENTS

		Page Number	SA Number
ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
K/SWA		SA-68

TABLE OF CONTENTS CON’T

SA Number

TABLE

1.	Aircraft Information Table	SA-68

2.	Option Aircraft Information Table	SA-66

EXHIBITS

A	Aircraft Configuration Exhibit A-4	SA-66

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810	ii
K/SWA		SA-68

TABLE OF CONTENTS CON’T

SA Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810	iii
K/SWA		SA-68

TABLE OF CONTENTS CON’T

SA Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

6-1162-NIW-1983	***	SA-62

SWA-PA-1810-LA-1000419 ***		SA-64

SWA-PA-1810-LA-1001315 ***		SA-66

P.A. No. 1810	iv
K/SWA		SA-68

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price

Block A, B, C, D & E Aircraft	***	***	***

Block F & G Aircraft	***	***	***

Block H Aircraft	***	***	***

Block I Aircraft	***	***	***

Block J Aircraft	***	***	***

Block K Aircraft	***	***	***

Block K-W Aircraft	***	***	***

Block L Aircraft	***	***	***

Block T Aircraft	***	***	***

Block T-W Aircraft	***	***	***

Block T-W-1 / T-W-1a Aircraft	***	***	***

Block T-W-2 / T-W-2a Aircraft	***	***	***

Block T-W-2b Aircraft	***	***	***

Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation

Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 — (T-W-1a Aircraft — Advance Payment Schedule per LA 6-1162-JGM-669)

Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and

Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 —

(T-W-2a Aircraft — Advance Payment Schedule per LA 6-1162-JGM-669)

(T-W-2b Aircraft — Advance Payment Schedule per LA SWA-PA-1810-LA-1001315; )

* Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
* Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on
* Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Oct-1998	1	F	***

Nov-1998	2	F	***

Dec-1998	2	F	***

Mar-1999	2	G	***

Jun-1999	2	H	***

Jul-1999	1	H	***

Aug-1999	1	H	***

Sep-1999	2	H	***

Oct-1999	1	H	***

Oct-1999	1	L	***

SWA - PA1810	Page 1	SA-68
APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Nov-1999	2	L	***

Dec-1999	1	L	***

Mar-2000	1	H	***

Apr-2000	2	H	***

Jun-2000	3	L	***

Jul-2000	3	L	***

Sep-2000	1	H	***

Sep-2000	1	L	***

Oct-2000	2	H	***

Oct-2000	1	L	***

Nov-2000	4	L	***

Dec-2000	2	E	***

Dec-2000	1	L	***

Jan-2001	1	E	***

Jan-2001	1	L	***

Feb-2001	1	E	***

Feb-2001	1	L	***

Mar-2001	2	E	***

Mar-2001	2	H	***

Apr-2001	1	H	***

Jun-2001	3	E	***

Jul-2001	1	L	***

Sep-2001	3	E	***

Sep-2001	1	L	***

Oct-2001	3	H	***

Oct-2001	1	L	***

Nov-2001	2	I	***

Nov-2001	1	T	***

Dec-2001	1	I	***

Jan-2002	1	I	***

Feb-2002	1	T	***

Mar-2002	4	I	***

Apr-2002	2	I	***

Nov-2002	1	J	***

Dec-2002	2	I	***

Dec-2002	1	J	***

Mar-2003	2	L	***

May-2003	1	I	***

Jun-2003	2	I	***

Jul-2003	1	I	***

Jul-2003	1	L	***

Aug-2003	1	I	***

Aug-2003	2	L	***

Sep-2003	3	I	***

Nov-2003	2	J	***

Dec-2003	2	J	***

Jan-2004	2	T	***

Feb-2004	1	T	***

Mar-2004	1	J	***

Mar-2004	1	K	***

Apr-2004	3	K	***

Apr-2004	3	T	***

May-2004	1	K	***

May-2004	1	T	***

Jun-2004	2	K	***

Jun-2004	6	T	***

SWA - PA1810	Page 2	SA-68
APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2004	2	K	***

Jul-2004	2	T	***

Aug-2004	6	T-W	***

Sep-2004	1	K-W	***

Sep-2004	4	T-W	***

Oct-2004	4	K-W	***

Oct-2004	0	T-W	***

Nov-2004	3	T-W	***

Dec-2004	3	T-W	***

Jan-2005	5	T-W	***

Feb-2005	3	T-W	***

Mar-2005	4	T-W	***

Apr-2005	4	T-W	***

May-2005	2	T-W	***

Jun-2005	4	T-W	***

Jul-2005	2	T-W	***

Aug-2005	2	T-W	***

Sep-2005	3	T-W	***

Oct-2005	2	T-W	***

Nov-2005	2	T-W	***

Dec-2005	1	T-W	***

Jan-2006	1	T-W	***

Feb-2006	4	T-W	***

Mar-2006	3	T-W	***

Apr-2006	2	T-W	***

May-2006	5	T-W-1	***

Jun-2006	5	T-W-1	***

Jul-2006	3	T-W-1	***

Aug-2006	3	T-W-1	***

Sep-2006	3	T-W-1	***

Oct-2006	1	T-W-1	***

Nov-2006	2	T-W-1	***

Dec-2006	2	T-W-1	***

Jan-2007	2	T-W-1	***

Feb-2007	3	T-W-1	***

Mar-2007	2	T-W-1	***

Apr-2007	3	T-W-1	***

May-2007	3	T-W-1	***

Jun-2007	2	T-W-1	***

Jun-2007	1	T-W-1a	***	36528

Jul-2007	2	T-W-1	***

Jul-2007	1	T-W-1a	***	36610

Aug-2007	2	T-W-1	***

Aug-2007	3	T-W-1a	***	36611, 36632 & 36633

Sep-2007	2	T-W-1	***

Sep-2007	1	T-W-1a	***	36612

Oct-2007	3	T-W-1	***

Oct-2007	1	T-W-1a	***	36613

Nov-2007	1	T-W-1	***

Nov-2007	1	T-W-1a	***	36614

Dec-2007	2	T-W-1	***

Dec-2007	1	T-W-1a	***	36615

Jan-2008	1	T-W-1	***

Jan-2008	2	T-W-1a	***	36616 & 36617

Jan-2008	1	T-W-2	***	36887

Feb-2008	1	T-W-1	***

SWA - PA1810	Page 3	SA-68
APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price per A/P	Serial Number
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620

Mar-2008	1	T-W-1	***

Mar-2008	2	T-W-1a	***	36621 & 36622

Mar-2008	1	T-W-2	***	36888

Apr-2008	1	T-W-1	***

Apr-2008	2	T-W-1a	***	36623 & 36624

May-2008	1	T-W-1	***

May-2008	2	T-W-1a	***	36625 & 36626

Jun-2008	1	T-W-1	***

Jun-2008	2	T-W-1a	***	36627 & 36628

Jul-2008	2	T-W-2a	***

Jul-2008	2	T-W-2	***	36889 & 36890

Aug-2008	1	T-W-2a	***

Oct-2008	1	T-W-2a	***

Nov-2008	1	T-W-2a	***

Dec-2008	1	T-W-2a	***

Jan-2009	1	T-W-2a	***

Feb-2009	2	T-W-2a	***

Mar-2009	2	T-W-2a	***

Apr-2009	2	T-W-2a	***

Apr-2009	1	T-W-2	***	36900

May-2009	2	T-W-2a	***

Jan-2010	1	T-W-2	***	36913

Feb-2010	1	T-W-2a	***	36659

Mar-2010	1	T-W-2a	***	36660

Mar-2010	1	T-W-2	***	36918

May-2010	1	T-W-2a	***	36662

May-2010	1	T-W-2	***	36924

Jun-2010	1	T-W-2a	***	36663

Jul-2010	1	T-W-2a	***	36664

Aug-2010	1	T-W-2a	***	36665

Oct-2010	1	T-W-2b	***	36667

Jan-2011	1	T-W-2b	***	36668

Feb-2011	1	T-W-2b	***	36669

March-11	1	T-W-2b	***	36671

April-11	1	T-W-2b	***	36672

May-11	1	T-W-2b	***	36673

June-11	1	T-W-2b	***	36674

July-11	1	T-W-2b	***	36675

July-11	2	T-W-2b	***	36963, 36962

August-11	1	T-W-2b	***	36676

August-11	1	T-W-2b	***	36965

September-11	1	T-W-2b	***	36677

September-11	1	T-W-2b	***	36966

Oct-2011	1	T-W-2b	***	36967

Jan-2012	1	T-W-2b	***	36678

Feb-2012	1	T-W-2b	***	36679

Feb-2012	1	T-W-2b	***	36977

Mar-2012	1	T-W-2b	***	36680

Mar-2012	1	T-W-2b	***	36980

Apr-2012	1	T-W-2b	***	36681

Apr-2012	1	T-W-2b	***	36983

May-2012	1	T-W-2b	***	36682

May-2012	1	T-W-2b	***	36985

Jun-2012	1	T-W-2b	***	36683

Jun-2012	1	T-W-2b	***	36987

SWA - PA1810	Page 4	SA-68
APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2012	1	T-W-2b	***	36684

Jul-2012	1	T-W-2b	***	36990

Aug-2012	1	T-W-2b	***	36685

Aug-2012	1	T-W-2b	***	36992

Sep-2012	1	T-W-2b	***	36686

Sep-2012	1	T-W-2b	***	36994

Oct-2012	1	T-W-2b	***	36687

Oct-2012	1	T-W-2b	***	36997

Nov-2012	1	T-W-2b	***	37005

Nov-2012	1	T-W-2b	***	37003

Dec-2012	1	T-W-2b	***	37006

Dec-2012	1	T-W-2b	***	37009

Jan-2013	1	T-W-2b	***	36891

Jan-2013	1	T-W-2b	***	36634

Feb-2013	1	T-W-2b	***	36635

Mar-2013	1	T-W-2b	***	36892

Mar-2013	1	T-W-2b	***	36638

Apr-2013	1	T-W-2b	***	36893

May-2013	1	T-W-2b	***	36894

Jun-2013	2	T-W-2b	***	36895, 36896

Jul-2013	1	T-W-2b	***	36897

Aug-2013	2	T-W-2b	***	36898, 36905

Sep-2013	2	T-W-2b	***	36907, 36911

Oct-2013	2	T-W-2b	***	36912, 36914

Nov-2013	1	T-W-2b	***	36915

Dec-2013	2	T-W-2b	***	36917, 36919

Jan-2014	1	T-W-2b	***	36920

Jan-2014	1	T-W-2b	***	36909

Feb-2014	1	T-W-2b	***	36922

Feb-2014	1	T-W-2b	***	36910

Mar-2014	1	T-W-2b	***	36943

Mar-2014	2	T-W-2b	***	36927, 36925

Apr-2014	1	T-W-2b	***	36944

Apr-2014	1	T-W-2b	***	36929

May-2014	1	T-W-2b	***	36946

Jun-2014	1	T-W-2b	***	36968

Jun-2014	1	T-W-2b	***	36949

Jul-2014	1	T-W-2b	***	36951

Aug-2014	2	T-W-2b	***	36928, 36952

Aug-2014	1	T-W-2b	***	37019

Sep-2014	1	T-W-2b	***	36954

Oct-2014	1	T-W-2b	***	36957

Oct-2014	1	T-W-2b	***	37034

Nov-2014	1	T-W-2b	***	36971

Dec-2014	1	T-W-2b	***	37037

Jan-2015	1	T-W-2b	***	36899

Feb-2015	1	T-W-2b	***	36901

Mar-2015	2	T-W-2b	***	36902, 36936

Apr-2015	2	T-W-2b	***	36649, 36652

May-2015	1	T-W-2b	***	36903

Jun-2015	1	T-W-2b	***	36906

Jun-2015	1	T-W-2b	***	36654

Jul-2015	1	T-W-2b	***	36655

Aug-2015	1	T-W-2b	***	36656

Sep-2015	1	T-W-2b	***	36657

Oct-2015	1	T-W-2b	***	36937

SWA - PA1810	Page 5	SA-68
APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Dec-2015	1	T-W-2b	***	36941

Jan-2016	1	T-W-2b	***	36650

Feb-2016	1	T-W-2b	***	36904

Feb-2016	1	T-W-2b	***	36932

Mar-2016	1	T-W-2b	***	36651

Apr-2016	1	T-W-2b	***	36653

Apr-2016	1	T-W-2b	***	36938

May-2016	1	T-W-2b	***	36658

May-2016	1	T-W-2b	***	36939

Jun-2016	1	T-W-2b	***	36916

Jul-2016	1	T-W-2b	***	36921

Jul-2016	1	T-W-2b	***	36945

Aug-2016	1	T-W-2b	***	36661

Sep-2016	1	T-W-2b	***	36923

Oct-2016	1	T-W-2b	***	36666

Nov-2016	1	T-W-2b	***	36670

SWA - PA1810	Page 6	SA-68
APR54184